EXHIBIT 10.22

                                    AMENDMENT

THIS AMENDMENT (this "Amendment") TO REGISTRATION AND SALE RIGHTS AGREEMENT (the "Agreement") is made as of December 24, 1996 by and among U.S. Diagnostic, Inc., a Delaware corporation ("USDL" or the "Company") and HEICO Corporation, a Florida corporation (the "Holder").

                                    RECITALS

        WHEREAS, the Company and the Holder entered into the Agreement as of July 1, 1996 in relation to the sale of MediTek Health Corporation by the Holder to the Company. The Agreement sets forth, among other things, the Company's obligations with respect to registration of U.S.D.L. Common Stock which Holder is entitled to receive upon conversion of a Note received in relation to such acquisition of MediTek Health Corporation; and

        WHEREAS, the Agreement requires the Company to file and use its best efforts to cause to be declared effective by January 1, 1997 a registration statement on Form S-3 with the Securities and Exchange Commission; and

        WHEREAS, the Company and the Holder desire to extend the date by which the Company shall be required to file and use its best efforts to have declared effective such registration statement by six months and the Holder desires to permit such extension.

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holder hereby agree to the following:

        1. AMENDMENT OF SECTION 1.2(a). Section 1.2(a) of the Agreement is hereby amended so that the Company shall file with and use its best efforts to cause to be declared effective by, the SEC on or before July 1, 1997 a registration statement on Form S-3 under the Act or such other form that is available to the Company covering the registration of the Registrable Securities.

        2. AMENDMENT OF SECTION 1.2(b). Section 1.2(b) of the Agreement shall be amended so that the Company shall be permitted to postpone the filing of any registration pursuant to such Section 1.2 if during the period from May 1, 1997 to July 31, 1997, the Company is engaged or has fixed plans to engage prior to August 31, 1997, in a registered public offering in which Registrable Securities will not be included, or is engaged or has fixed plans to engage within sixty
(60) days of July 1, 1997 in a material acquisition or any other activity that in the good faith determination of the Board of Directors of the Company would require premature disclosure of such activity to the material determent of the Company, then the Company may at its option direct that such filing be delayed for a period not in excess of sixty (60) days from the effective date of such offering, or the date of commencement of such other material activity, as the case may be,


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provided in any case that the effective date of such registration statement shall not be later than September 1, 1997.

        3. NO OTHER CHANGES. With the exception of the foregoing, all of the other terms and provisions of the Agreement shall remain unchanged. Any defined terms set forth in this Amendment which are not defined in this Amendment, but are defined in the Agreement, shall have the definitions ascribed to such defined terms in the Agreement.

        4. MISCELLANEOUS. All of the miscellaneous provisions contained in
Section 3 of the Agreement shall apply to this Amendment.

        IN WITNESS WHEREOF, this Amendment has been executed and delivered on the date first specified above by the duly authorized representatives of the Company and the Holder.

                                           U.S. Diagnostic, Inc.


                                           BY:   /s/ Joseph A. Paul
                                               -------------------------------
                                                 Joseph A. Paul
                                                  President



                                           HEICO Corporation


                                           BY:   /s/ Laurans A. Mendelson
                                               -------------------------------
                                                Laurans A. Mendelson
                                                Chairman, President and
                                                Chief Executive Officer